                                                                  EXHIBIT 4.1.3.

This instrument was prepared by,
and when recorded should be
returned to:

Richard W. Astle
Sidley Austin Brown & Wood
Bank One Plaza
10 South Dearborn Street
Chicago, Illinois 60603






                             SUPPLEMENTAL INDENTURE

                                   ----------

                       Dated as of ________________, 2002

                                   ----------

                           COMMONWEALTH EDISON COMPANY

                                       to

                            BNY MIDWEST TRUST COMPANY

                                       and

                                  D. G. DONOVAN

             Trustees under Mortgage Dated July 1, 1923, and Certain
                         Indentures Supplemental Thereto

                                   ----------

                            Providing for Issuance of

                      FIRST MORTGAGE 6.15% BONDS, SERIES 98
                               DUE MARCH 15, 2012

         THIS SUPPLEMENTAL INDENTURE, dated as of _____________, 2002, between COMMONWEALTH EDISON COMPANY, a corporation organized and existing under the laws of the State of Illinois (hereinafter called the "COMPANY") having an address at 10 South Dearborn Street, 37th floor, Chicago, Illinois 60603, party of the first part, and BNY MIDWEST TRUST COMPANY, a trust company organized and existing under the laws of the State of Illinois having an address at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, and D.G. DONOVAN, an individual having an address at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, as Trustee and Co-Trustee, respectively, under the Mortgage of the Company dated July 1, 1923, as amended and supplemented by Supplemental Indenture dated August 1, 1944 and the subsequent supplemental indentures hereinafter mentioned, parties of the second part (said Trustee being hereinafter called the "TRUSTEE", the Trustee and said Co-Trustee being hereinafter together called the "TRUSTEES", and said Mortgage dated July 1, 1923, as amended and supplemented by said Supplemental Indenture dated August 1, 1944 and subsequent supplemental indentures, being hereinafter called the "MORTGAGE"),

                              W I T N E S S E T H:

         WHEREAS, the Company duly executed and delivered the Mortgage to provide for the issue of, and to secure, its bonds, issuable in series and without limit as to principal amount except as provided in the Mortgage; and

         WHEREAS, the Company from time to time has executed and delivered supplemental indentures to the Mortgage to provide for (i) the creation of additional series of bonds secured by the Mortgage, (ii) the amendment of certain of the terms and provisions of the Mortgage and (iii) the confirmation of the lien of the Mortgage upon property of the Company, such supplemental indentures that are currently effective and the respective dates, parties thereto and purposes thereof, being as follows:

    SUPPLEMENTAL INDENTURE
    DATE                       PARTIES                                         PROVIDING FOR
    August 1, 1944             Company to Continental Illinois National Bank   Amendment and restatement of
                               and Trust Company of Chicago and Edmond B.      Mortgage dated July 1, 1923
                               Stofft, as Trustee and Co-Trustee

    August 1, 1946             Company to Continental Illinois National Bank   Confirmation of mortgage lien
                               and Trust Company of Chicago and Edmond B.
                               Stofft, as Trustee and Co-Trustee

    April 1, 1953              Company to Continental Illinois National Bank   Confirmation of mortgage lien
                               and Trust Company of Chicago and Edmond B.
                               Stofft, as Trustee and Co-Trustee

    March 31, 1967             Company to Continental Illinois National Bank   Confirmation of mortgage lien
                               and Trust Company of Chicago and Edward J.
                               Friedrich, as Trustee and Co-Trustee

    April 1, 1967              Company to Continental Illinois National Bank   Amendment of Sections 3.01, 3.02,
                               and Trust Company of Chicago and                3.05 and 3.14 of the


                                       -1-

                               Edward J. Friedrich, as Trustee and             Mortgage and issuance of First
                               Co-Trustee                                      Mortgage 5-3/8% Bonds, Series Y

    February 28, 1969          Company to Continental Illinois National Bank   Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    May 29, 1970               Company to Continental Illinois National Bank   Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    June 1, 1971               Company to Continental Illinois National Bank   Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    April 1, 1972              Company to Continental Illinois National Bank   Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    May 31, 1972               Company to Continental Illinois National Bank   Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    June 15, 1973              Company to Continental Illinois National Bank   Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    May 31, 1974               Company to Continental Illinois National Bank   Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    June 13, 1975              Company to Continental Illinois National Bank   Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    May 28, 1976               Company to Continental Illinois National Bank   Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    June 3, 1977               Company to Continental Illinois National Bank   Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    May 17, 1978               Company to Continental Illinois National Bank   Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    August 31, 1978            Company to Continental Illinois National Bank   Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    June 18, 1979              Company to Continental Illinois National Bank   Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee


                                       -2-

    June 20, 1980              Company to Continental Illinois National Bank   Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    April 16, 1981             Company to Continental Illinois National Bank   Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    April 30, 1982             Company to Continental Illinois National Bank   Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    April 15, 1983             Company to Continental Illinois National Bank   Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    April 13, 1984             Company to Continental Illinois National Bank   Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    April 15, 1985             Company to Continental Illinois National Bank   Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    April 15, 1986             Company to Continental Illinois National Bank   Confirmation of mortgage lien
                               and Trust Company of Chicago and M.J. Kruger,
                               as Trustee and Co-Trustee

    June 15, 1990              Company to Continental Bank, National           Issuance of First Mortgage 9-7/8%
                               Association and M.J. Kruger, as Trustee and     Bonds, Series 75
                               Co-Trustee

    June 1, 1991               Company to Continental Bank, National           Issuance of First Mortgage Bonds,
                               Association and M.J. Kruger, as Trustee and     Pollution Control Series 1991
                               Co-Trustee

    October 1, 1991            Company to Continental Bank, National           Issuance of First Mortgage 8-1/4%
                               Association and M.J. Kruger, as Trustee and     Bonds, Series 76 and First
                               Co-Trustee                                      Mortgage 8-7/8% Bonds, Series 77

    October 15, 1991           Company to Continental Bank, National           Issuance of First Mortgage 8-3/8%
                               Association and M.J. Kruger, as Trustee and     Bonds, Series 78 and First
                               Co-Trustee                                      Mortgage 9-1/8% Bonds, Series 79

    February 1, 1992           Company to Continental Bank, National           Issuance of First Mortgage 7%
                               Association and M.J. Kruger, as Trustee and     Bonds, Series 80 and First
                               Co-Trustee                                      Mortgage 8-5/8% Bonds, Series 81

    May 15, 1992               Company to Continental Bank, National           Issuance of First Mortgage 6-1/8%
                               Association and M.J. Kruger, as Trustee and     Bonds, Series 82 and First
                               Co-Trustee                                      Mortgage 8% Bonds, Series 83


                                       -3-

    July 15, 1992              Company to Continental Bank, National           Issuance of First Mortgage 8-1/2%
                               Association and M.J. Kruger, as Trustee and     Bonds, Series 84
                               Co-Trustee

    September 15, 1992         Company to Continental Bank, National           Issuance of First Mortgage 7-3/8%
                               Association and M.J. Kruger, as Trustee and     Bonds, Series 85 and First
                               Co-Trustee                                      Mortgage 8-3/8% Bonds, Series 86

    February 1, 1993           Company to Continental Bank, National           Issuance of First Mortgage 8-3/8%
                               Association and M.J. Kruger, as Trustee and     Bonds, Series 88
                               Co-Trustee

    April 1, 1993              Company to Continental Bank, National           Issuance of First Mortgage 6-1/2%
                               Association and M.J. Kruger, as Trustee and     Bonds, Series 90 and First
                               Co-Trustee                                      Mortgage 8% Bonds, Series 91

    April 15, 1993             Company to Continental Bank, National           Issuance of First Mortgage 7-5/8%
                               Association and M.J. Kruger, as Trustee and     Bonds, Series 92
                               Co-Trustee

    June 15, 1993              Company to Continental Bank, National           Issuance of First Mortgage 7%
                               Association and M.J. Kruger, as Trustee and     Bonds, Series 93 and First
                               Co-Trustee                                      Mortgage 7-1/2% Bonds, Series 94

    July 15, 1993              Company to Continental Bank, National           Issuance of First Mortgage 6-5/8%
                               Association and M.J. Kruger, as Trustee and     Bonds, Series 96 and First
                               Co-Trustee                                      Mortgage 7-3/4% Bonds, Series 97

    January 15, 1994           Company to Continental Bank, National           Issuance of First Mortgage Bonds,
                               Association and M.J. Kruger, as Trustee and     Pollution Control Series 1994A,
                               Co-Trustee                                      1994B and 1994C

    December 1, 1994           Company to Bank of America Illinois and         Issuance of First Mortgage Bonds,
                               Robert J. Donahue, as Trustee and Co-Trustee    Pollution Control Series 1994D

    June 1, 1996               Company to Harris Trust and Savings Bank and    Issuance of First Mortgage Bonds,
                               D.G. Donovan, as Trustee and Co-Trustee         Pollution Control Series 1996A and
                                                                               1996B

    March 1, 2002              Company to BNY Midwest Trust Company and D.G.   Issuance of First Mortgage 6.15%
                               Donovan, as Trustee and Co-Trustee              Bonds, Series 98

    May 20, 2002               Company to BNY Midwest Trust Company and D.G.   Issuance of First Mortgage Bonds,
                               Donovan, as Trustee and Co-Trustee              Pollution Control Series 2002

    June 1, 2002               Company to BNY Midwest Trust Company and D.G.   Issuance of additional First
                               Donovan, as Trustee and Co-Trustee              Mortgage 6.15% Bonds, Series 98

         WHEREAS, the respective designations, maturity dates and principal amounts of the bonds of each series presently outstanding under, and secured by, the Mortgage and the several supplemental indentures above referred to, are as follows:

               DESIGNATION                               MATURITY DATE                        PRINCIPAL AMOUNT

First Mortgage 9-7/8% Bonds, Series 75                 June 15, 2020                           $   54,171,000

First Mortgage 8-1/4% Bonds, Series 76                 October 1, 2006                            100,000,000

First Mortgage 8-3/8% Bonds, Series 78                 October 15, 2006                           125,000,000

First Mortgage 8-5/8% Bonds, Series 81                 February 1, 2022                           200,000,000

First Mortgage 8% Bonds, Series 83                     May 15, 2008                               140,000,000

First Mortgage 8-1/2% Bonds, Series 84                 July 15, 2022                              200,000,000

First Mortgage 7-3/8% Bonds, Series 85                 September 15, 2002                         200,000,000

First Mortgage 8-3/8% Bonds, Series 86                 September 15, 2022                         200,000,000

First Mortgage 8-3/8% Bonds, Series 88                 February 15, 2023                          235,950,000

First Mortgage 8% Bonds, Series 91                     April 15, 2023                             160,000,000

First Mortgage 7-5/8% Bonds, Series 92                 April 15, 2013                             220,000,000

First Mortgage 7% Bonds, Series 93                     July 1, 2005                               225,000,000

First Mortgage 7-1/2% Bonds, Series 94                 July 1, 2013                               150,000,000

First Mortgage 6-5/8% Bonds, Series 96                 July 15, 2003                              100,000,000

First Mortgage 7-3/4% Bonds, Series 97                 July 15, 2023                              150,000,000

First Mortgage 5.3% Bonds, Pollution Control Series    June 1, 2011                               100,000,000
1991

First Mortgage 5.3% Bonds, Pollution Control Series    January 15, 2004                            26,000,000
1994A

First Mortgage 5.7% Bonds, Pollution Control Series    January 15, 2009                            20,000,000
1994B

First Mortgage 5.85% Bonds, Pollution Control Series   January 15, 2014                            20,000,000
1994C

First Mortgage 6.75% Bonds, Pollution Control Series   March 1, 2015                               91,000,000
1994D

First Mortgage 4.4% Bonds, Pollution Control Series    December 1, 2006                           110,000,000
1996A

First Mortgage 4.4% Bonds, Pollution Control Series    December 1, 2006                            89,400,000
1996B

First Mortgage 6.15% Bonds, Series 98                  March 15, 2012                             400,000,000


                                       -5-

First Mortgage Bonds, Pollution Control Series 2002    April 15, 2013                             100,000,000

First Mortgage 6.15% Bonds, Series 98                  March 15, 2012                             200,000,000
                                                                                     -------------------------
                                                       Total                                   $3,516,521,000
                                                                                     =========================

         WHEREAS, on March 13, 2002, the Company issued $400,000,000 aggregate principal amount of its First Mortgage 6.15% Bonds, Series 98, due March 15, 2012 pursuant to the provisions of a Supplemental Indenture dated as of March 1, 2002, and on June 20, 2002, the Company issued an additional $200,000,000 aggregate principal amount of its First Mortgage 6.15% Bonds, Series 98, due March 15, 2012 pursuant to the provisions of a Supplemental Indenture dated as of June 1, 2002 (such bonds are collectively referred to herein as the "ORIGINAL BONDS"); and

         WHEREAS, in connection with the issuances of the Original Bonds, the Company entered into Registration Rights Agreements dated as of March 13, 2002 and June 20, 2002, between the Company and the representatives of the initial purchasers of the Original Bonds, pursuant to which the Company agreed (i) to register $600,000,000 aggregate principal amount of its First Mortgage 6.15% Bonds, Series 98, due March 15, 2012 (the "EXCHANGE BONDS") and (ii) to exchange the Original Bonds for the Exchange Bonds in an exchange offer (the "EXCHANGE OFFER"); and

         WHEREAS, the Exchange Offer having been completed, the Company wishes to issue the Exchange Bonds issuable in connection with said Exchange Offer; and

         WHEREAS, the Company desires, by this Supplemental Indenture, to provide for the issuance of the Exchange Bonds under the Mortgage, such bonds to be designated "First Mortgage 6.15% Bonds, Series 98" and the terms and provisions to be contained in the Exchange Bonds or to be otherwise applicable thereto to be as set forth in this Supplemental Indenture; and

         WHEREAS, the Exchange Bonds and the Trustee's certificate to be endorsed thereon shall be substantially in the form of the General Form of Registered Bond Without Coupons and the form of the General Form of Trustee's Certificate set forth in Section 3.05 of the Supplemental Indenture dated August 1, 1944 to the Mortgage with such appropriate insertions, omissions and variations in order to express the designation, date, maturity date, annual interest rate, record dates for, and dates of, payment of interest, denominations, terms of redemption and redemption prices, and other terms and characteristics authorized or permitted by the Mortgage or not inconsistent therewith; and

         WHEREAS, the Company is legally empowered and has been duly authorized by the necessary corporate action and by order of the Illinois Commerce Commission to make, execute and deliver this Supplemental Indenture, and to provide for the issuance of the Exchange Bonds, and all acts and things whatsoever necessary to make this Supplemental Indenture, when executed and delivered by the Company and the Trustees, a valid, binding and legal instrument, and to make the Exchange Bonds, when authenticated by the Trustee and issued as in the Mortgage and in this Supplemental Indenture provided, the valid, binding and legal obligations of the Company, entitled in all respects to the security of the Mortgage, as amended and supplemented, have been done and performed;

         NOW, THEREFORE, in consideration of the premises and of the sum of one dollar duly paid by the Trustees to the Company, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         SECTION 1. DESIGNATION AND ISSUANCE OF EXCHANGE BONDS. The Exchange Bonds shall, as hereinbefore recited, be designated as the Company's "First Mortgage 6.15% Bonds, Series 98." Subject to the provisions of the Mortgage, the Exchange Bonds shall be issuable without limitation as to the aggregate principal amount thereof. The Exchange Bonds are identical in all material respects to the Original Bonds (except that the interest rate step-up provisions and the transfer restrictions shall be modified or eliminated, as appropriate) and shall constitute a single series of bonds under the Mortgage.

         SECTION 2. FORM, DATE, MATURITY DATE, INTEREST RATE AND INTEREST PAYMENT DATES OF EXCHANGE BONDS. (a) The definitive Exchange Bonds shall be in engraved, lithographed, printed or typewritten form and shall be registered bonds without coupons; and such bonds and the Trustee's certificate to be endorsed thereon shall be substantially in the forms hereinbefore recited, respectively. The Exchange Bonds shall be dated as provided in Section 3.01 of the Mortgage, as amended by Supplemental Indenture dated April 1, 1967.

         (b) The Exchange Bonds shall mature on March 15, 2012.

         (c) The Exchange Bonds shall bear interest at the rate of 6.15% per annum until the principal thereof shall be paid.

         (d) Interest on the Exchange Bonds shall be payable semi-annually on the fifteenth day of March and the fifteenth day of September in each year, commencing ________, 200__. March 1 and September 1 in each year are hereby established as record dates for the payment of interest payable on the next succeeding interest payment dates, respectively. The interest on each Exchange Bond so payable on any interest payment date shall, subject to the exceptions provided in Section 3.01 of the Mortgage, as amended by said Supplemental Indenture dated April 1, 1967, be paid to the person in whose name such bond is registered at the close of business on the March 1 or September 1, as the case may be, next preceding such interest payment date.

         SECTION 3. EXECUTION OF EXCHANGE BONDS. The Exchange Bonds shall be executed on behalf of the Company by its President or one of its Vice Presidents, manually or by facsimile signature, and shall have its corporate seal affixed thereto or a facsimile of such seal imprinted thereon, attested by its Secretary or one of its Assistant Secretaries, manually or by facsimile signature, all as may be provided by resolution of the Board of Directors of the Company. In case any officer or officers whose signature or signatures, manual or facsimile, shall appear upon any Exchange Bond shall cease to be such officer or officers before such bond shall have been actually authenticated and delivered, such bond nevertheless may be issued, authenticated and delivered with the same force and effect as though the person or persons whose signature or signatures, manual or facsimile, appear thereon had not ceased to be such officer or officers of the Company.

         SECTION 4. MEDIUM AND PLACES OF PAYMENT OF PRINCIPAL OF AND INTEREST ON EXCHANGE BONDS; TRANSFERABILITY AND EXCHANGEABILITY. Both the principal of and interest on the Exchange Bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and both such principal and interest shall be payable at the office or agency of the Company in the City of Chicago, State of Illinois, or, at the option of the registered owner, at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, and such bonds shall be transferable and exchangeable, in the manner provided in Sections 3.09 and 3.10 of the Mortgage, at said office or agency. No charge shall be made by the Company to the registered owner of any Exchange Bond for the transfer of such bond or for the exchange thereof for bonds of other authorized denominations, except, in the case of transfer, a charge sufficient to reimburse the Company for any stamp or other tax or governmental charge required to be paid by the Company or the Trustee.

         SECTION 5. DENOMINATIONS AND NUMBERING OF EXCHANGE BONDS. The Exchange Bonds shall be issued in the denomination of $1,000 and in such multiples of $1,000 as shall from time to time hereafter be determined and authorized by the Board of Directors of the Company or by any officer or officers of the Company authorized to make such determination, the authorization of the denomination of any Exchange Bond to be conclusively evidenced by the execution thereof on behalf of the Company. Exchange Bonds shall be numbered R-1 and consecutively upwards.

         SECTION 6. TEMPORARY EXCHANGE BONDS. Until definitive Exchange Bonds are ready for delivery, there may be authenticated and issued in lieu of any thereof and subject to all of the provisions, limitations and conditions set forth in Section 3.11 of the Mortgage, temporary registered bonds without coupons.

         SECTION 7. REDEMPTION OF EXCHANGE BONDS. (a) The Exchange Bonds shall be redeemable, at the option of the Company, as a whole or in part, at any time upon notice sent by the Company through the mail, postage prepaid, at least thirty (30) days and not more than forty-five (45) days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed in whole or in part, addressed to such holder at his address appearing upon the registration books, at a redemption price equal to the greater of

                  (1) 100% of the principal amount of the Exchange Bonds to be redeemed, plus accrued interest to the redemption date, or

                  (2) as determined by the Quotation Agent (as hereinafter defined), the sum of the present values of the remaining scheduled payments of principal and interest on the Exchange Bonds to be redeemed (not including any portion of payments of interest accrued as of the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as hereinafter defined) plus twenty-five
         (25) basis points, plus accrued interest to the redemption date.

Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Exchange Bonds or portions of the Exchange Bonds called for redemption.

         For purposes of the foregoing, the following terms shall have the respective meanings set forth below:

                  "ADJUSTED TREASURY RATE" means, with respect to any redemption date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.

                  "BUSINESS DAY" means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close.

                  "COMPARABLE TREASURY ISSUE" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Exchange Bonds that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Exchange Bonds.

                  "COMPARABLE TREASURY PRICE" means, with respect to any redemption date:

                           (i) the average of the Reference Treasury Dealer
                  Quotations for that redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations; or

                           (ii) if the Trustee obtains fewer than three
                  Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

                  "QUOTATION AGENT" means the Reference Treasury Dealer appointed by the Company.

                  "REFERENCE TREASURY DEALER" means (1) each of J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. and their respective successors, unless any of them ceases to be a primary U.S. Government securities dealer in New York City (a "PRIMARY TREASURY

         DEALER"), in which case the Company shall substitute another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer selected by the Company.

                  "REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that redemption date.

         (b) In case the Company shall desire to exercise such right to redeem and pay off all or any part of such Exchange Bonds as hereinbefore provided, it shall comply with all the terms and provisions of Article V of the Mortgage applicable thereto, and such redemption shall be made under and subject to the terms and provisions of Article V and in the manner and with the effect therein provided, but at the time or times and upon mailing of notice, all as hereinbefore set forth in this Section 7. No publication of notice of any redemption of any Exchange Bonds shall be required under Section 5.03(a) of the Mortgage.

         SECTION 8. BOOK-ENTRY ONLY SYSTEM. It is intended that the Exchange Bonds be registered so as to participate in the securities depository system (the "DTC SYSTEM") with The Depository Trust Company ("DTC"), as set forth herein. The Exchange Bonds shall be initially issued in the form of a fully registered bond or bonds in the name of Cede & Co., or any successor thereto, as nominee for DTC. The Company and the Trustees are authorized to execute and deliver such letters to or agreements with DTC as shall be necessary to effectuate the DTC System, including the Letter of Representations from the Company and the Trustees to DTC relating to the Exchange Bonds (the "REPRESENTATION LETTER"). In the event of any conflict between the terms of the Representation Letter and the Mortgage, the terms of the Mortgage shall control. DTC may exercise the rights of a bondholder only in accordance with the terms hereof applicable to the exercise of such rights.

         With respect to Exchange Bonds registered in the name of DTC or its nominee, the Company and the Trustees shall have no responsibility or obligation to any broker-dealer, bank or other financial institution for which DTC holds such bonds from time to time as securities depository (each such broker-dealer, bank or other financial institution being referred to herein as a "DEPOSITORY PARTICIPANT") or to any person on behalf of whom such a Depository Participant holds an interest in such bonds (each such person being herein referred to as an "INDIRECT PARTICIPANT"). Without limiting the immediately preceding sentence, the Company and the Trustees shall have no responsibility or obligation with respect to:

                  (i) the accuracy of the records of DTC, its nominee or any Depository Participant with respect to any ownership interest in the Exchange Bonds,

                  (ii) the delivery to any Depository Participant or any Indirect Participant or any other person, other than a registered owner of an Exchange Bond, of any notice with respect to the Exchange Bonds, including any notice of redemption,

                  (iii) the payment to any Depository Participant or Indirect Participant or any other person, other than a registered owner of an Exchange Bond, of any amount with respect to principal of, redemption premium, if any, on, or interest on, the Exchange Bonds, or

                  (iv) any consent given by DTC as registered owner.

So long as certificates for the Exchange Bonds are not issued as hereinafter provided, the Company and the Trustees may treat DTC or any successor securities depository as, and deem DTC or any successor securities depository to be, the absolute owner of such bonds for all purposes whatsoever, including, without limitation, (1) the payment of principal and interest on such bonds, (2) giving notice of matters (including redemption) with respect to such bonds and (3) registering transfers with respect to such bonds. While an Exchange Bond is in the DTC System, no person other than DTC or its nominee shall receive a certificate with respect to such bond.

         In the event that:

                  (a) DTC notifies the Company that it is unwilling or unable to continue as depositary or if DTC ceases to be a clearing agency registered under applicable law and a successor depositary is not appointed by the Company within 90 days,

                  (b) the Company determines that the beneficial owners of the Exchange Bonds should be able to obtain certificated bonds and so notifies the Trustees in writing or

                  (c) there shall have occurred and be continuing a completed default or any event which after notice or lapse of time or both would be a completed default with respect to the Exchange Bonds, the Exchange Bonds shall no longer be restricted to being registered in the name of DTC or its nominee. In the case of clause (a) of the preceding sentence, the Company may determine that the Exchange Bonds shall be registered in the name of and deposited with a successor depository operating a securities depository system, as may be acceptable to the Company and the Trustees, or such depository's agent or designee, and if the Company does not appoint a successor securities depository system within 90 days, then the bonds may be registered in whatever name or names registered owners of bonds transferring or exchanging such bonds shall designate, in accordance with the provisions hereof.

         Notwithstanding any other provision of the Mortgage to the contrary, so long as any Exchange Bond is registered in the name of DTC or its nominee, all payments with respect to principal of and interest on such bond and all notices with respect to such bond shall be made and given, respectively, in the manner provided in the Representation Letter.

         SECTION 9. LEGENDS. So long as the Exchange Bonds are held by the Depository Trust Company, such Exchange Bonds shall bear the following legend:

                  Unless this bond is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any bond issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by a person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         SECTION 10. CONFIRMATION OF LIEN. The Company, for the equal and proportionate benefit and security of the holders of all bonds at any time issued under the Mortgage, hereby confirms the lien of the Mortgage upon, and hereby grants, bargains, sells, transfers, assigns, pledges, mortgages, warrants and conveys unto the Trustees, all property of the Company and all property hereafter acquired by the Company, other than (in each case) property which, by virtue of any of the provisions of the Mortgage, is excluded from such lien, and hereby confirms the title of the Trustees (as set forth in the Mortgage) in and to all such property. Without in any way limiting or restricting the generality of the foregoing, there is specifically included within the confirmation of lien and title hereinabove expressed the property of the Company legally described on EXHIBIT A attached hereto and made a part hereof.

         SECTION 11. MISCELLANEOUS. The terms and conditions of this Supplemental Indenture shall be deemed to be a part of the terms and conditions of the Mortgage for any and all purposes. The Mortgage, as supplemented by said indentures supplemental thereto dated subsequent to August 1, 1944 and referred to in the recitals of this Supplemental Indenture, and as further supplemented by this Supplemental Indenture, is in all respects hereby ratified and confirmed.

         This Supplemental Indenture shall bind and, subject to the provisions of Article XIV of the Mortgage, inure to the benefit of the respective successors and assigns of the parties hereto.

         Although this Supplemental Indenture is dated as of ___________, 2002, it shall be effective only from and after the actual time of its execution and delivery by the Company and the Trustees on the date indicated by their respective acknowledgments hereto annexed.

         This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

                  IN WITNESS WHEREOF, Commonwealth Edison Company has caused this Supplemental Indenture to be executed in its name by its Vice President and Treasurer, and attested by one of its Assistant Secretaries, and BNY Midwest Trust Company, as Trustee under the Mortgage, has caused this Supplemental Indenture to be executed in its name by one of its Vice Presidents, and attested by one of its Assistant Secretaries, and D. G. Donovan, as Co-Trustee under the Mortgage, has hereunto affixed his signature, all as of the day and year first above written.


                                              COMMONWEALTH EDISON COMPANY


                                              By
                                                   J. Barry Mitchell
                                                   VICE PRESIDENT AND TREASURER



ATTEST:


         Scott N. Peters
         ASSISTANT SECRETARY

                                              BNY MIDWEST TRUST COMPANY


                                              By
                                                   J. Bartolini
                                                   VICE PRESIDENT



ATTEST:


         C. Potter
         ASSISTANT SECRETARY


                                              D. G. DONOVAN

STATE OF ILLINOIS )
                                    ) SS.
COUNTY OF COOK    )



     I, _____________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that J. BARRY MITCHELL, Vice President and Treasurer of Commonwealth Edison Company, an Illinois corporation, one of the parties described in and which executed the foregoing instrument, and SCOTT N. PETERS, an Assistant Secretary of said corporation, who are both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Vice President and Treasurer and Assistant Secretary, respectively, and who are both personally known to me to be Vice President and Treasurer and an Assistant Secretary, respectively, of said corporation, appeared before me this day in person and severally acknowledged that they signed, executed and delivered said instrument as their free and voluntary act as such Vice President and Treasurer and Assistant Secretary, respectively, of said corporation, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this __ day of _________, A.D. 2002.






                                                              ------------------
                                                              NOTARY PUBLIC

(NOTARIAL SEAL)


My Commission expires ______________________.

STATE OF ILLINOIS )
                                    ) SS.
COUNTY OF COOK    )


     I, _________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that J. BARTOLINI, a Vice President of BNY Midwest Trust Company, an Illinois trust company, one of the parties described in and which executed the foregoing instrument, and C. POTTER, an Assistant Secretary of said trust company, who are both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Vice President and Assistant Secretary, respectively, and who are both personally known to me to be a Vice President and an Assistant Secretary, respectively, of said trust company, appeared before me this day in person and severally acknowledged that they signed, executed and delivered said instrument as their free and voluntary act as such Vice President and Assistant Secretary, respectively, of said trust company, and as the free and voluntary act of said trust company, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this ___ day of ______, A.D. 2002.





                                                            --------------------
                                                            NOTARY PUBLIC

(NOTARIAL SEAL)


My Commission expires _______________.

STATE OF ILLINOIS )
                                    ) SS.
COUNTY OF COOK    )




     I, _____________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that D. G. DONOVAN, one of the parties described in and which executed the foregoing instrument, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed, executed and delivered said instrument as his free and voluntary act for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this ___ day of _____, A.D. 2002.







                                                              NOTARY PUBLIC

(NOTARIAL SEAL)


My Commission expires ____________________.

                                    EXHIBIT A

                               LEGAL DESCRIPTIONS


                                  See attached.